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                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JUNE 1, 2009 -- NOVEMBER 30, 2009

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
    City of      06/17/09       -      $ 98.74    $750,000,000  $8,500,000    1.133%      0.21%    J.P.            JP Morgan
   Atlanta,                                                                                        Morgan,
 Georgia Water                                                                                     Citigroup,
and Wastewater                                                                                     Morgan
 Revenue Bonds                                                                                     Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Merrill
                                                                                                   Lynch &
                                                                                                   Co., M.R.
                                                                                                   Beal &
                                                                                                   Company,
                                                                                                   Rice
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   SBK-Brooks
                                                                                                   Investment
                                                                                                   Corporation

North Carolina   09/17/09       -      $102.78    $401,615,000  $5,000,000    1.245%      0.11%    Barclays        Wachovia
    Eastern                                                                                        Capital,        Securities
   Municipal                                                                                       Morgan
 Power Agency                                                                                      Stanley &
  5.000% due                                                                                       Co.
   1/01/2026                                                                                       Incorporated,
                                                                                                   Citigroup,
                                                                                                   Merrill
                                                                                                   Lynch &
                                                                                                   Co., Wells
                                                                                                   Fargo
                                                                                                   Securities